UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2011

NTS MORTGAGE INCOME FUND
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18550 (Commission file number)	61-1146077 (IRS Employer Identification No.)

10172 Linn Station Road Louisville, Kentucky 40223 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 28, 2011, in anticipation of the expiration on September 30, 2011 of that certain Services and Development Agreement dated as of January 1, 2009 between NTS Mortgage Income Fund (the “Fund”) and Residential Management Company, a Kentucky corporation (“Residential”)(as amended pursuant to that certain Services and Development Agreement, as amended by that certain First Amendment to Services and Development Agreement dated as of December 31, 2009, that Second Amendment to Services and Development Agreement dated as of March 31, 2010, that Third Amendment to Services and Development Agreement dated as of June 30, 2010, that Fourth Amendment to Services and Development Agreement dated as of September 30, 2010, that Fifth Amendment to Services and Development Agreement dated as of December 31, 2010, that Sixth Amendment to Services and Development Agreement dated as of March 31, 2011 and that Seventh Amendment to Services and Development Agreement dated as of June 30, 2011)(collectively, the “Agreement”), the Fund and Residential entered into an Eighth Amendment to Services and Development Agreement (“Eighth Amendment”).  The Eighth Amendment extends the term of the Agreement from September 30, 2011 until December 31, 2011.  The Agreement supersedes and replaces all of the Fund’s previous property management agreements except for the Advisory Agreement between the Fund and NTS Advisory Corporation, which continues to remain in effect.  Other than extending the term of the Agreement, the Eighth Amendment does not modify any other provisions of the Agreement and the calculation of compensation and expense reimbursements to be received by NTS remains the same.

Also, on September 28, 2011, the Audit Committee of the Fund received a letter from Residential and NTS Development Company, a Kentucky corporation (“NTS”), containing Residential’s and NTS’ agreement to defer payment of amounts due them from the Fund evidenced by promissory notes, and to make advances to cover expenses of the Fund not otherwise evidenced by promissory notes as of September 10, 2011 through December 31, 2011.  As of September 10, 2011, the Fund owed $7,503,747.58 to NTS and its affiliates.

On September 28, 2011, NTS Mortgage Income Fund (the “Fund”) and its wholly-owned subsidiaries NTS/Virginia Development Company (“NTS/Virginia”) and NTS/Lake Forest II Residential Corporation (“NTS/Lake Forest”) executed new promissory notes to consolidate all of the existing promissory notes that are scheduled to expire on September 30, 2011 and to cover cash advances not otherwise evidenced by promissory notes as of September 10, 2011 through December 31, 2011.  The new promissory notes are as follows:

The Fund executed two (2) Third 2011 Consolidated Promissory Notes, one in the amount of $872,876.73, made in favor of NTS Development Company (“NTS Development”) and one in the amount of $3,063.00 made in favor of Residential Management Company (“Residential”).

NTS/Virginia executed three (3) Third 2011 Consolidated Promissory Notes, one in the amount of $143,761.80 made in favor of NTS Development, one in the amount of $5,211,064.20 made in favor of Residential Management and one in the amount of $1,081,809.97 made in favor of NTS Financial Partnership.

NTS/Lake Forest executed two (2) Third 2011 Consolidated Promissory Notes, one in the amount of $5,540.09 made in favor of NTS Development and the other in the amount of $142,354.65 made in favor of Residential Management.

Orlando Lake Forest Joint Venture, a Florida joint venture in which the Fund has a 50% ownership interest executed two (2) Third 2011 Consolidated Promissory Notes, one in the amount of $25,596.17 made in favor of NTS Development and the other in the amount of $60,958.12 made in favor of Residential Management.

All of the Third 2011 Consolidated Promissory Notes are dated as of September 10, 2011 and expire on December 31, 2011.  The new promissory notes do not modify any other terms or provisions of the original notes, which continue to remain in effect.

The three year period for the fund to wind up its affairs under Delaware Law expires on December 31, 2011.  The Fund believes NTS is unlikely to further extend the notes beyond December 31, 2011 unless the Fund obtains from the Delaware Chancery Court an extension of its liquidation time period deadline.

The Fund will likely need to obtain an extension of the time period for the completion of its liquidation, and may need to sell some or all of its remaining assets to satisfy its obligations to NTS and other creditors, or to consider transactions involving it transferring control of some or all of its assets as a part of paying its debts.  The Fund may also engage in transactions that would require an earn out or contingency receivable extending past December 31, 2011 through a liquidating trust.  Such potential transactions are likely to be necessary as efforts to complete an orderly liquidation of the Fund’s primary remaining asset, its Fawn Lake development, over the past 24 months, to date, have been unsuccessful.  The Fund’s liquidation has occurred in one of the most depressed economic climates for residential property development in the last seventy-five years.  The adverse economic climates include the locations where we own our assets, particularly the Fund’s major asset, the Fawn Lake development in Virginia.

Copies of the newly executed documents and promissory notes are attached to this Current Report on Form 8-K as Exhibits 10.1 – 10.11 and are incorporated in their entirety in this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Eighth Amendment to Services and Development Agreement
	10.2	Letter to the Audit Committee dated September 28, 2011
	10.3	Third 2011 Consolidated Promissory Note dated as of September 10, 2011, made by NTS Mortgage Income Fund payable to NTS Development Company
	10.4	Third 2011 Consolidated Promissory Note dated as of September 10, 2011, made by NTS Mortgage Income Fund payable to Residential Management Company
	10.5	Third 2011 Consolidated Promissory Note dated as of September 10, 2011, made by NTS/Virginia Development Company payable to NTS Development Company
	10.6	Third 2011 Consolidated Promissory Note dated as of September 10, 2011, made by NTS/Virginia Development Company payable to Residential Management Company
	10.7	Third 2011 Consolidated Promissory Note dated as of September 10, 2011, made by NTS/Virginia Development Company payable to NTS Financial Partnership
	10.8	Third 2011 Consolidated Promissory Note dated as of September 10, 2011, made by NTS/Lake Forest II Residential Corporation payable to NTS Development Company
	10.9	Third 2011 Consolidated Promissory Note dated as of September 10, 2011, made by NTS/Lake Forest II Residential Corporation payable to Residential Management Company
	10.10	Third 2011 Consolidated Promissory Note dated as of September 10, 2011, made by Orlando Lake Forest Joint Venture payable to NTS Development Company
	10.11	Third 2011 Consolidated Promissory Note dated as of September 10, 2011, made by Orlando Lake Forest Joint Venture payable to Residential Management Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS MORTGAGE INCOME FUND, a Delaware corporation

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Secretary/Treasurer/Chief Financial Officer
Date:	September 29, 2011

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